2nd Quarter 2026 Earnings Update

Company Presentation | August 2026 2 Forward Looking Statements and Non-GAAP Measures In keeping with the SEC's "Safe Harbor" guidelines, certain statements made during this presentation could be considered forward-looking and subject to certain risks and uncertainties that could cause results to differ materially from those projected. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such forward-looking statements include, but are not limited to, our business and investment strategy, our understanding of our competition, current market trends and opportunities, projected operating results, and projected capital expenditures. These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated including, without limitation: the Risk Factors discussed in our most recent Annual Report on Form 10-K; rising interest rates and inflation; macroeconomic conditions, such as a prolonged period of weak economic growth and volatility in the capital and financial markets; uncertainty in the business sector and market volatility; general and economic business conditions affecting the lodging and travel industry; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy, the degree and nature of our competition, legislative and regulatory changes, including changes to the Internal Revenue Code of 1986, as amended (the “Code”), and related rules, regulations and interpretations governing the taxation of REITs; and limitations imposed on our business and our ability to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes. These and other risk factors are more fully discussed in the company's filings with the Securities and Exchange Commission. EBITDA is defined as net income (loss) before interest expense and amortization of loan costs, depreciation and amortization, income taxes, equity in (earnings) loss of unconsolidated entity and after the Company’s portion of EBITDA of OpenKey. In addition, we excluded impairment on real estate, (gain) loss on insurance settlement and disposition of assets and Company’s portion of EBITDA of OpenKey from EBITDA to calculate EBITDA for real estate, or EBITDAre, as defined by NAREIT. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price or debt amount. A capitalization rate is determined by dividing the property's net operating income by the purchase price. Net operating income is the property's Hotel EBITDA minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. EBITDA, FFO, AFFO, CAD and other terms are non-GAAP measures, reconciliations of which have been provided in prior earnings releases and filings with the SEC or in the appendix to this presentation. We believe these non-GAAP measures provide useful supplemental information because they are widely used by investors and analysts in the lodging REIT sector to evaluate operating performance and liquidity across periods and companies with different capital structures, and they are used by management for the same purposes. These non- GAAP measures have limitations, are not a substitute for their most directly comparable GAAP measures, and may not be comparable to similarly titled measures used by other companies. The calculation of implied equity value is derived from an estimated blended capitalization rate (“Cap Rate”) for the entire portfolio using the capitalization rate method. The estimated Cap Rate is based on recent Cap Rates of publicly traded peers involving a similar blend of asset types found in the portfolio, which is then applied to Net Operating Income (“NOI”) of the company’s assets to calculate a Total Enterprise Value (“TEV”) of the company. From the TEV, we deduct debt and preferred equity and then add back working capital to derive an equity value. The capitalization rate method is one of several valuation methods for estimating asset value and implied equity value. Among the limitations of using the capitalization rate method for determining an implied equity value are that it does not take into account the potential change or variability in future cash flows, potential significant future capital expenditures, the intended hold period of the asset, or a change in the future risk profile of an asset. This presentation is for informational purposes only and is not an offer to sell, or a solicitation of an offer to buy or sell, any securities of Braemar Hotels & Resorts Inc. or any of its respective affiliates, and may not be relied upon in connection with the purchase or sale of any such security. Prior to investing in Braemar, potential investors should carefully review Braemar’s periodic filings with the Securities and Exchange Commission, including, but not limited to, Braemar’s most current Form 10-K, Form 10-Q and Form 8-K’s, including the risk factors included therein.

Company Presentation | August 2026 3 8 12 1905 1905 +4 Total Assets (1)(2) Hotel EBITDA (1)(2)(3) (1) As of 6/30/26 (2) In millions (3) 2026 Hotel Rev and Hotel EBITDA figures are comparable Number of Hotels(1) Total Hotel Rev (1)(2)(3)(5) Company Fact Sheet Since inception in 2013, we have significantly increased Gross Asset Value and EBITDA for our iconic and irreplaceable portfolio NYSE: BHR $158.3MM EQUITY MARKET CAP(1) $1.4B ENTERPRISE VALUE(1) HIGHEST RevPAR LODGING REIT 2026 Luxury Hotels Drive TTM Q2’26 Hotel EBITDA(1)(3)(4) Resorts Drive TTM Q2’26 Hotel EBITDA(1)(3) (4) In thousands (5) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels 2013 $233 $631 2013 TTM Q2'26 +170% $78 $170 2013 TTM Q2'26 +118% Urban, 20% Resort, 80% $962 $1,659 2013 2026 +72% Luxury $141,196 Upper Upscale $28,319 $- $50,000 $100,000 $150,000

Ritz-Carlton Reserve Dorado Beach Discussion Topics Industry Update Recent Results & Developments Appendix19 9 5 Liability Management16

Industry Update Cameo Beverly Hills

Company Presentation | August 2026 6 Industry RevPAR Continues to Exceed 2019 Source: Lodging Analytics Research & Consulting Q2 2026 U.S. KPIs, Indexed to 2019 95 114 119 121 122 126 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 2026 ADR Index 87 95 96 96 95 95 0 20 40 60 80 100 120 2021 2022 2023 2024 2025 2026 Occupancy Index 83 108 114 116 116 119 0 20 40 60 80 100 120 140 2021 2022 2023 2024 2025 2026 RevPAR Index

Company Presentation | August 2026 7 $0 $15 $30 $45 $60 $75 $90 $105 $120 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Q2'26 Real RevPAR Stabilized Real RevPAR Nominal RevPAR $0 $40 $80 $120 $160 $200 Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Q2'26 Real ADR Stabilized Real ADR Nominal ADR 0% 10% 20% 30% 40% 50% 60% 70% Q2'21 Q2'22 Q2'23 Q2'24 Q2'25 Q2'26 Occupancy Stabilized Real ADR, Occupancy and Real RevPAR Stabilized Source: STR $105 63% $133 49% $51 $83 Capital Hilton The Notary Hotel

Company Presentation | August 2026 8 ... But Significant RevPAR growth forecasted Source: Lodging Analytics Research & Consulting Q2 2026 0.62% 4.50% 5.15% 1.33% 3.44% 4.82% 0.62% 4.27% 4.92% 0.83% 3.99% 4.85% 1.46% 1.27% 2.75% -0.19% 0.76% 0.57% -2.0% -1.0% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Luxury Upper Upscale Upscale Upper Midscale Midscale Economy 2026 Forecasted Growth YoY

Recent Results & Developments Sofitel Magnificent Mile

Company Presentation | August 2026 10 Comparable Hotel Operating Results(1) 2026 Q2 2025 Q2 % Variance 2025 ADR $545 $482 13.1% Occupancy 72.6% 73.1% (0.7%) RevPAR $396 $352 12.3% Total Hotel Revenue(3)(4) $169,410 $153,375 10.5% Hotel EBITDA(4) $48,407 $42,394 14.2% Hotel EBITDA Margin 28.6% 27.6% 1.0% GAAP Net Income (Loss)(5) $20,083 $16,714 20.2% (1) Includes all hotels owned as of June 30, 2026 (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (3) In thousands (4) Comparable results as reported in Earnings Releases: 2021 as reported on 2/24/2022; 2022 as reported on 2/22/2023; and 2023 as reported on 2/29/2024 (5) See slide 23 for a reconciliation of net income (loss) to Hotel EBITDA, the most directly comparable GAAP financial measure (6) Actual results as reported in Earnings Releases: 2024 as reported on 2/26/2025 and 2025 as reported on 2/26/2026; Results for 2024 include all properties owned during the period, including Torrey Pines through the date of its disposition; and Results for 2025 include the 13 hotels owned as of December 31, 2025, as well as Marriott Seattle Waterfront through its disposition date in August 2025 and The Clancy through its disposition date in November 2025. REPORTED HOTEL EBITDA(4)(6)REVPAR(2)(4)(6) Steady RevPAR Growth & Widening Margins $142.5 $221.9 $206.4 $188.1 $183.7 $169.5 $- $50 $100 $150 $200 $250 2021 2022 2023 2024 2025 TTM Q2'26 (I n m ill io n s) $238 $312 $307 $311 $331 $367 $- $50 $100 $150 $200 $250 $300 $350 $400 2021 2022 2023 2024 2025 TTM Q2'26

Company Presentation | August 2026 11 -28.0% -17.8% -7.0% -4.8% -2.7% -0.7% -0.2% 1.0% 3.0% 7.4% 9.9% 11.7% 14.7% -35.0% -30.0% -25.0% -20.0% -15.0% -10.0% -5.0% 0.0% 5.0% 10.0% 15.0% 20.0% -0.4% 2.9% 7.4% 9.5% 12.0% 12.3% 12.9% 13.1% 14.4% 15.7%17.3% 23.9% 45.4% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% YoY ADR & Occupancy Growth by Property ADR – Q2 ‘26 YoY Variance Occupancy – Q2 ‘26 YoY Variance Key: Resort Urban Portfolio

Company Presentation | August 2026 12 -10.7% -3.5% 2.7% 4.9% 10.6% 11.2% 12.3% 12.6% 17.9% 18.1% 20.6% 28.4% 38.4% -20.0% -10.0% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% YoY RevPAR Growth by Property RevPAR (1)(2) – Q2 ‘26 YoY Variance Key Observations Resort RevPAR in Q2 ‘26 was up 13.4% YoY Average RevPAR in Q2 ‘26 was up 12.3% YoY Urban RevPAR in Q2 ‘26 was up 10.2% YoY Key: Resort Urban Portfolio (1) Same-store data for the current 12 hotels owned as of June 30, 2026 (2) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels • Cameo rebirth is apparent, with an extraordinary 38% RevPAR growth • RC Reserve Dorado Beach continues to drive higher with 28% RevPAR growth

Company Presentation | August 2026 13 EBITDA Contribution Favored Resorts Hotel Yountville (1) Total hotel revenue includes the full results reported to us by our hotel managers for residences that we do not own but that are managed in connection with The Ritz-Carlton Lake Tahoe and The Ritz-Carlton Reserve Dorado Beach hotels (2) In thousands (3) Please refer to slides 23–42 for a reconciliation of net income (loss), the most directly comparable GAAP financial measure, to Hotel EBITDA Quarter Highlights • Resorts posted strong Y-O-Y RevPAR growth of 13.4%, while Urban properties were up 10.2% • EBITDA contribution favored Resorts versus Urban properties • Ritz-Carlton Sarasota and Ritz-Carlton Reserve Dorado Beach were the top performers by Hotel EBITDA • Cameo Beverly Hills delivered the strongest year-over-year improvement in the quarter, with EBITDA increasing 177.6% compared to 2025

Company Presentation | August 2026 14 Ritz-Carlton Drives TTM Q2’26 Hotel EBITDA(1)(2) (1) Comparable TTM as of 6/30/26, see appendix for a reconciliation of TTM hotel net income (loss) to hotel TTM EBITDA; In thousands (2) Marriott Seattle waterfront sold in Q3’25 and The Clancy sold in Q4’25 Transient Demand Drives TTM Q2’26 Revenue(1)(2) High Exposure to Luxury Hotels and Resorts Ritz-Carlton: Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, and Ritz-Carlton Reserve Dorado Beach; Independent: Bardessono, Pier House, Hotel Yountville, and Cameo Beverly Hills; Park Hyatt: Park Hyatt Beaver Creek; Marriott / Autograph: The Notary; Hilton: Cameo Beverly Hills and Capital Hilton; Sofitel: Sofitel Chicago Magnificent Mile; Four Seasons: Four Seasons Scottsdale Luxury: Sofitel Chicago Magnificent Mile, Ritz-Carlton St. Thomas, Ritz-Carlton Sarasota, Ritz-Carlton Lake Tahoe, Ritz-Carlton Reserve Dorado Beach, Bardessono, Pier House, Hotel Yountville, Cameo Beverly Hills, and Four Seasons Scottsdale; Upper Upscale: Capital Hilton, and The Notary Ritz-Carlton St. Thomas Transient, 73.8% Group, 23.6% Contract, 2.7% Ritz-Carlton $82,871 Four Seasons $28,316 Independent $25,148 Autograph $12,444 Hilton $11,817 Sofitel $8,919 $- $15,000 $30,000 $45,000 $60,000 $75,000 $90,000 $105,000

Company Presentation | August 2026 15 HIGHEST QUARTERLY AFFO/SHARE IN 5 YEARS(1)(2)HIGHER ADJUSTED EBITDARE(1)(2) Quarter Highlights Full Year Highlights Company Results Steady (1) Effective beginning with the third quarter of 2022 we will no longer include the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively (2) 2024 Adjusted EBITDAre, 2024 AFFO, and 2025 Adjusted EBITDAre includes the results of the 15 hotels owned in 2024 and the first two quarters of 2025, the results of Marriott Seattle Waterfront through its disposition date in August 2025 and The Clancy in November 2025 • Adjusted funds from operations (AFFO) was $0.13 per diluted share for the quarter, reflecting an increase of 44% over the prior year quarter. • Comparable Total RevPAR for all hotels increased 10.6% over the prior year quarter to $652. • Net debt to gross assets was 43.5% at the end of the second quarter. • Capex invested during the quarter was $5.8 million. • Comparable Hotel EBITDA was $48.4 million for the quarter, reflecting an increase of 14.2% over the prior year quarter. • During the quarter, the Company redeemed approximately $16.3 million of its non-traded preferred stock in cash. $87.5 $172.4 $176.7 $157.6 $147.0 $149.5 $- $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2021 2022 2023 2024 2025 TTM Q2'26 (I n m ill io n s) $0.20 $0.49 $0.44 $0.42 $0.40 $0.52 $0.22 $0.43 $0.20 $0.10 $0.09 $0.13 $0.17 $0.16 ($0.08) ($0.24) ($0.19) $0.25 $0.16 $0.04 ($0.06) ($0.02) $(0.40) $- $0.40 $0.80 $1.20 $1.60 2021 2022 2023 2024 2025 2026 (I n m ill io n s) Q1 Q2 Q3 Q4

Liability Management Four Seasons Scottsdale

Company Presentation | August 2026 17 Manageable Debt Maturity Profile Maturity Schedule(1)(2) (1) Percentages reflect each year’s maturing debt as a % of total gross assets (2) Maturity figures include principal due + amortization payments $2.0 $109.4 $410.0 $386.2 $43.4 0.0% 2.7% 6.6% 24.7% 23.3% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% $0.0 $100.0 $200.0 $300.0 $400.0 $500.0 2026 2027 2028 2029 2030 (i n m il li o n s) Other RCLT Mortgage Loan % of Gross Assets

Company Presentation | August 2026 18 Final Conclusions Braemar's luxury, resort-weighted portfolio outperformed the sector in Q2'26 — Resort EBITDA continued to lead Urban Industry data and forecasts confirm the luxury thesis Balance sheet discipline remains a priority Braemar enters 2H'26 with higher Adjusted EBITDAre and its highest quarterly AFFO/share in five years

Appendix Ritz-Carlton Lake Tahoe

Company Presentation | August 2026 20 Indebtedness

Company Presentation | August 2026 21 Indebtedness

Company Presentation | August 2026 22 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 23 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 24 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 25 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 26 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 27 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 28 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 29 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 30 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 31 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 32 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA by Hotel

Company Presentation | August 2026 33 Reconciliation of Net Income (Loss) to Comparable Hotel EBITDA

Company Presentation | August 2026 34 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2026 35 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2026 36 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2026 37 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2026 38 Reconciliation of Net Income (Loss) to EBITDAre and Adjusted EBITDAre

Company Presentation | August 2026 39 Reconciliation of Net Income (Loss) to Adjusted FFO Q2 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2026 40 Reconciliation of Net Income (Loss) to Adjusted FFO Q1 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2026 41 Reconciliation of Net Income (Loss) to Adjusted FFO Q4 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.

Company Presentation | August 2026 42 Reconciliation of Net Income (Loss) to Adjusted FFO Q3 In thousands except per share amounts Effective beginning with the third quarter of 2022 we no longer included the effect of the Series B Cumulative Convertible Preferred Stock and convertible notes on an “as-converted” basis in AFFO. For comparative purposes, the change has been applied retrospectively.